

CANCER GENETICS INCORPORATED

Empowering Personalized Cancer Treatment

webcast link:
http://public.viavid.com/index.php?id=129776

Q1 2018 Earnings Report & Company Updates

Tuesday – May 15, 2018 | 8:30am Eastern

CGIX NASDAQ LISTED

Forward-Looking Statements

These slides may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to future financial and/or operating results, future growth in revenues, margins, research, technology, clinical development and potential opportunities for Cancer Genetics, Inc. tests and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements.

Any statements that are not historical fact (including, but not limited to, statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, risks of cancellation of customer contracts or discontinuance of trials, risks that anticipated benefits from acquisitions will not be realized, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, reimbursement risks for new tests, maintenance of intellectual property rights and other risks discussed in the Cancer Genetics, Inc. Form 10-K for the year ended December 31, 2017 along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements.

EVERYTHING WE DO IS FOCUSED

ON 1 KEY IDEA…

…DELIVER INNOVATION & PATIENT VALUE BY PROVIDING THE MOST COMPREHENSIVE CAPABILITIES FOR PRECISION ONCOLOGY DEVELOPMENT.


Health Care
Doctor
Hospital
Pharmacist
Nurse
Dentist
First Aid
Surgeon
Emergency
MEDICAL

Revenue & Growth Highlights

Q1 REVENUE

Amounts in $ millions

5-Year CAGR **41%**


$1.4M
$4.4M
$6.1M
$7.0M
$7.7M
Q1 2014
Q1 2015
Q1 2016
Q1 2017
Q1 2018

FULL YEAR REVENUE

Amounts in $ millions

4-Year CAGR **30%**


$10.2M
$18.0M
$27.0M
$29.0M
2014
2015
2016
2017

Revenues by Market & Customer Category


48%
30%
22%
Q1
2018
$7.7M

$3.7M **BIOPHARMA SERVICES**

- Supports 241 clinical trials and studies focused on Solid Tumor and Blood Cancers, including 59 for immuno-oncology indications.

$2.3M **CLINICAL SERVICES**

- Over 10,300 tests performed in Q1 2018. Comprehensive test portfolio includes immuno-oncology and liquid biopsies.

$1.7M **DISCOVERY SERVICES**

- Supporting hundreds of clinical trials, driving support for molecular testing and bioinformatics for pre-clinical initiatives and therapeutic discovery.

Q1 2018 and Recent Operational Highlights

- Received special **510(k) clearance from the FDA for the Tissue of Origin (TOO®) test** to identify tumor origin and differentiate between metastatic, poorly differentiated, or undifferentiated cancers.
- Completed **sale of wholly-owned subsidiary BioServe Biotechnologies (India) Private Limited** to REPROCELL for **$1.9 million** in April 2018.
- As part of 2018 transformation strategy, begin the **relocation of the solid tumor test portfolio and capabilities** from the west coast laboratory to our **New Jersey and North Carolina laboratories**.
  - The consolidation of this facility is expected to **reduce operating expenses by over $4 million annually** once completed; Completion expected in September 2018.

Q1 2018 Financial Highlights

- Revenues of **$7.7 million**, **10% increase** or **$0.7 million** over **$7.0 million in** Q1 2017.
- **Biopharma Services** revenue totaled **$3.7 million** flat compared to **$3.7 million** during Q1 2017.
- **Clinical Services** revenue totaled **$2.3 million** compared to **$3 million** during Q1 2017. This decrease in revenue was primarily related to the adoption of ASC 606, and 16% decrease in test volume.
- **Discovery Services** revenue totaled **$1.7 million** compared to **$0.3 million** during Q1 2017.
- Total Operating expenses were **$7.5 million**, a **35.5% increase** compared to **$5.6 million** during Q1 2017, due to addition of vivoPharm acquisition costs and other non-cash charges.
- Net loss was **$4.5 million**, or **$0.16** per share for Q1 2018, compared to a net loss of **$9.6 million** or **$0.51** per share for Q1 2017, primarily attributable to a non-cash gain of **$692,000** related to a change in the fair value of warrant liabilities in the first quarter of 2018, compared to a non-cash expense of **$7.3 million** in the first quarter of 2017.

Summary Statement of Operations

Income Statement Items ($ in Thousands)	Q1 2017	Q4 2017	Q1 2018
Revenue	$6,966	$7,523	$7,667
Gross Profit	$2,757	$2,284	$2,585
Gross Margin (%)	40%	30%	34%
Research & Development (R&D)	$1,110	$1,709	$681
Sales & Marketing (S&M)	$971	$1,553	$1,591
General & Administrative (G&A)	$3,477	$8,537	$5,260
Operating (Loss)	($2,801)	($11,799)	($4,947)
Net (Loss)	($9,580)	($7,901)	($4,456)
Change in Fair Value of Derivative Securities	$7,526	$2,035	($709)
Adjusted Net (Loss) (non GAAP)+	($2,054)	($5,866)	($5,165)

+This is non GAAP measure. *The above table represents non-GAAP measures that management believes, given its magnitude, represents its earnings per share as unaffected by non-operating valuation adjustments to derivative instruments resulting from the Company's change in its share price, among other related factors.*

p.9

Biotech and Pharma Highlights:
Strong Year over Year & Quarterly Progress



TOTAL ACTIVE PROJECTS
350
300
250
200
150
100
50
140
297
73
224
308
67
241
Q1 2017
Q4 2017
Q1 2018



ACTIVE I/O PROJECTS
120
100
80
60
40
20
0
32
88
36
52
101
42
59
Q1 2017
Q4 2017
Q1 2018



BOOKINGS TO BILLING RATIO
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
1.2
2.2
1.2
Q1 2017
Q4 2017
Q1 2018

ANNUAL PROGRESS

- 120% increase in biopharma projects from 140 to 308 projects
- Over 3-fold increase from 32 to 101 immuno-oncology projects
- Biopharma bookings to billing ratio of 1.2 on $4.83M of Q1 2018 bookings

QUARTERLY PROGRESS

- 4% increase in biopharma projects from 297 to 308 projects
- 15% increase in immuno-oncology projects with biopharma partners, many with combination trials
- Quarterly biopharma bookings of $4.8M, up 9% year over year expected to drive future revenue

CGI | vivoPharm

Industry Leading Capabilities in Expanding Field of Immuno-Oncology

NEW SERVICE OFFERING

Launched Neoantigen Identification Service to Accelerate Immuno-Oncology Drug Identification, Development and Repurposing

- Based on neoantigen identification technology utilizing **unique** and **comprehensive sequencing combinations** and sophisticated bioinformatics algorithms and computational workflows.
- **Identification** of the right set of neoantigens that are **potent** and **generate** a robust **response** will significantly increase the effectiveness of IO therapies.
- **Predict patient-specific immune therapy response**, and help create personalized immuno-vaccines.

AntigenID™


NGS: Exome / Oncology Panel
HLA Type
Pathology Histology
Identify Somatic Mutations
TMB & MSI
Confirm Expressed Somatic Mutations
Epitope Prediction
Neoantigen Validation
NGS: Whole Transcriptome
Confirm by Sanger
Immune Repertoire (PMBCs)
KEY:
DNA Analysis
RNA Analysis
Bioinformatic Analysis

Immuno-Oncology Therapy & Drug Development Expected to Grow to Nearly $120 Billion by 2021

MarketsandMarkets Global Forecast to 2021.
http://www.marketsandmarkets.com/Market-Reports/cancer-immunotherapy-market-197577894.html



CANCER GENETICS INCORPORATED

CGIX
NASDAQ LISTED

WWW.CGIX.COM
WWW.CANCERGENETICS.COM

RUTHERFORD, NJ, USA

CGI Headquarters
201 Route 17 North
Rutherford, NJ 07070

Phone: +1 201-528-9200

RALEIGH, NC, USA

Research Triangle Park
133 Southcenter Court
Morrisville, NC 27569

Phone: +1 919-465-0100

LOS ANGELES, CA, USA

1640 Marengo Street
Fourth Floor
Los Angeles, CA 90033

Phone: +1 323-224-3900

HERSHEY, PA, USA

1214 Research Boulevard
Hummelstown, PA
17036

Phone: +1 717-798-9990

SHANGHAI, CHINA

781 Cai Lun Road, Room 803
Shanghai 201203
P.R. China

Phone: +86 21-5049-5700

MUNICH, GERMANY

Grillparzerstrasse 25
81675 Munich
Germany

Phone: +49 891-2228-7690

MELBOURNE, AUSTRALIA

240 Plenty Rd, Level 3, Suite S29
Bundoora, VIC 3083
Australia

Phone: +61 3-9988-1800